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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 7, 2004

WFN Credit Company, LLC
World Financial Network Credit Card Master Trust
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01 (Commission File Number)	31-1772814 (I.R.S. Employer Identification No.)
220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)
(614) 729-5044 (Registrant's Telephone Number, Including Area Code)
No Change (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

        On April 7, 2004, WFN Credit Company, LLC (the "Transferor") conveyed to World Financial Network Credit Card Master Trust (the "Trust") all of the receivables in certain additional credit card accounts (the "Additional Accounts") pursuant to Assignment No. 5 of Receivables in Supplemental Accounts and Designation No. 5 of Approved Portfolios dated as of April 7, 2004 by and among the Transferor, World Financial Network National Bank, as servicer, and BNY Midwest Trust Company, as trustee of the Trust. The principal amount of the receivables in the Additional Accounts as of April 7, 2004 was $472,345,054.52.

        Set forth below is information regarding the characteristics of the receivables that have been transferred to the Trust as of March 31, 2004 on a pro forma basis, as if the accounts designated on April 7, 2004 had been designated to the trust on March 31, 2004.

Distribution of Trust Portfolio
by Fixed/Floating APR
(Dollars in Million; Accounts in Thousands)

	Number of Accounts	Percent Number of Accounts	Principal Receivables Outstanding	Percent Receivable Outstanding
Total Fixed	75,817.0	94.4%	$2,585.4	93.6%
Total Variable	4,511.3	5.6%	$176.7	6.4%

Composition by Retailer Type
Trust Portfolio

Retailer Type	Percentage of Principal Receivables Outstanding
Softgoods	76.8%
Furniture	13.7%
Jewelry	2.7%
Building Materials	0.1%
Other	6.7%

Composition by Account Balance
Trust Portfolio

Account Balance Range	Number of Accounts	Percent Number of Accounts	Principal Receivables Outstanding	Percent Principal Receivable Outstanding
Credit Balance	268,816	0.33%	$(10,970,576)	-0.40%
No Balance	70,599,499	87.89%	—	0.00%
$0.01 - $50.00	1,706,948	2.12%	47,104,680	1.70%
$50.01 - $100.00	1,641,767	2.04%	121,731,698	4.41%
$100.01 - $150.00	1,165,193	1.45%	144,614,499	5.23%
$150.01 - $250.00	1,540,048	1.92%	302,443,254	10.95%
$250.01 - $350.00	963,962	1.20%	285,913,923	10.35%
$350.01 - $500.00	889,750	1.11%	372,793,893	13.50%
$500.01 - $1,000.00	1,114,936	1.39%	771,378,266	27.93%
$1,000.01 - $1,500.00	262,870	0.33%	315,327,450	11.42%
$1,500.01 or more	174,473	0.22%	411,749,360	14.91%

Total	80,328,262	100.00%	$2,762,086,447	100.00%

Composition by Credit Limit
Trust Portfolio

Credit Limit Range	Number of Accounts	Percent Number of Accounts	Principal Receivables Outstanding	Principal Receivable Outstanding
$0	6,735,505	8.38%	$280,141,019	10.13%
$0.01 - $100.00	2,432,646	3.03%	12,023,259	0.44%
$100.01 - $250.00	5,713,743	7.11%	84,563,278	3.06%
$250.01 - $350.00	4,891,752	6.09%	81,779,628	2.96%
$350.01 - $500.00	14,233,294	17.72%	174,357,269	6.31%
$500.01 - $750.00	12,754,274	15.88%	299,135,733	10.83%
$750.01 - $1,000.00	21,868,562	27.22%	417,287,432	15.11%
$1,000.01 - $1,250.00	3,762,328	4.68%	323,030,747	11.70%
$1,250.01 - $1,500.00	2,665,268	3.32%	257,585,675	9.33%
$1,500.01 - $2,000.00	2,392,489	2.98%	303,306,232	10.98%
$2,000.00 - $2,500.00	1,104,753	1.38%	161,472,427	5.85%
$2,500.01 or more	1,773,648	2.21%	367,403,748	13.30%

Total	80,328,262	100.00%	$2,762,086,447	100.00%

Composition by Account Age
Trust Portfolio

Age	Number of Accounts	Percent Number of Accounts	Principal Receivables Outstanding	Percent Principal Receivable Outstanding
Not More than 12 Months	7,524,795	9.37%	$633,619,023	22.94%
Over 12 Months to 24 Months	7,824,671	9.74%	404,936,010	14.66%
Over 24 Months to 36 Months	6,689,896	8.33%	326,831,000	11.83%
Over 36 Months to 48 Months	5,956,340	7.41%	260,098,381	9.42%
Over 48 Months to 60 Months	5,652,285	7.04%	220,958,512	8.00%
Over 60 Months	46,680,275	58.11%	915,643,521	33.15%

Total	80,328,262	100.00%	$2,762,086,447	100.00%

Geographical Distribution of Accounts
Trust Portfolio

State	Percent Number of Accounts	Percent Principal Receivable Outstanding
California	9.45%	7.58%
New York	8.73%	7.95%
Texas	7.16%	11.36%
Florida	5.61%	5.99%
Pennsylvania	5.21%	5.14%
Ohio	5.08%	5.44%
Illinois	5.05%	6.98%

        Cardholders whose accounts are designated to the trust portfolio had billing addresses in all 50 states and the District of Columbia except for 0.63% of the aggregate total receivable balance for which cardholders had billing addresses located outside of the United States or the District of Columbia. Except for the seven states listed above, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances as of March 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC (Co-Registrant)
Dated: April 21, 2004	By:	/s/ DANIEL T. GROOMES Name: Daniel T. Groomes Title: President
WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST (Co-Registrant)
	By:	WORLD FINANCIAL NETWORK NATIONAL BANK, as Servicer and Administrator
Dated: April 21, 2004	By:	/s/ DANIEL T. GROOMES Name: Daniel T. Groomes Title: President

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  Item 2. Acquisition or Disposition of Assets.
SIGNATURES